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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 11, 2001
                                                   ------------------


                                  eSpeed, Inc.
                                  ------------

               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-28191                      13-4063515
(State or Other               (Commission File                 (IRS Employer
Jurisdiction of                    Number)                  Identification No.)
Incorporation)


299 Park Avenue, 29th Floor, New York, New York                 10171
-----------------------------------------------                 -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (212) 829-3000
                                                    --------------

              1 World Trade Center, 103rd Floor, New York, NY 10048
              -----------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     eSpeed, Inc.(the "Company") issued the following press releases with respect to the impact of the attacks on the World Trade Center on September 11, 2001 (the "September 11 Disaster") on the Company's business.

     o   Press release dated September 12, 2001 regarding the September 11
         Disaster.

     o Press release dated September 17, 2001 regarding the suspension of trading of the Company's Class A Common Stock.

     o Press release dated September 20, 2001 regarding the members of the Company's senior management team who were lost in the September 11 Disaster.

     o Press Release dated September 20, 2001 regarding the new members of the Company's Board of Directors and management team.

     o Press Release dated October 4, 2001 regarding the impact of the September 11 Disaster on the Company's business.

Copies of the aforementioned press releases are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release issued by the Company on September 12, 2001.

99.2     Press Release issued by the Company on September 17, 2001.

99.3     Press Release issued by the Company on September 20, 2001.

99.4     Press Release issued by the Company on September 20, 2001.

99.5     Press Release issued by the Company on October 4, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          eSpeed, Inc.


Date: October 11, 2001                    By: /s/ Howard W. Lutnick
                                              ----------------------------------
                                              Name: Howard W. Lutnick
                                              Title: Chairman, CEO and
                                              President


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by the Company on September 12, 2001.

99.2              Press Release issued by the Company on September 17, 2001.

99.3              Press Release issued by the Company on September 20, 2001.

99.4              Press Release issued by the Company on September 20, 2001.

99.5              Press Release issued by the Company on October 4, 2001.